UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2009

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DNAPrint Genomics, Inc.

 (Exact name of registrant as specified in its charter)

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Utah	0-31905	59-2780520
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1621 West University Parkway, Sarasota, FL  34243

 (Address of Principal Executive Office) (Zip Code)

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Termination

Effective as of January 25, 2009 Richard Gabriel, Chief Executive Officer and President and member of the board of directors resigns from all activities at DNAPrint Genomics, Inc. Ellipsis Biotherapeutics Corporation and Trace Genetics, Inc. and their respective boards of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DNAPrint Genomics, Inc.

By:	/s/ RICHARD GABRIEL
Richard Gabriel Chief Executive Officer and President

Date:  February 9, 2009